CINCINNATI
FINANCIAL CORPORATION

Steven J. Johnston, FCAS, MAAA, CFA, CERA
President and Chief Executive Officer
KBW Insurance Conference
September 4, 2014

Nasdaq: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on July 29, 2014, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *cinfin.com*.

Cincinnati Financial Profile

- Among the 25 largest U.S. property casualty insurers
  - Rated A+ Superior by A.M. Best
- Increased shareholder dividend for 53 consecutive years
  - A record matched by only 9 other publicly traded companies
- $3.9 billion 2013 premiums through select agencies in 39 states
  - Rank # 1 or # 2 in nearly 75% of agencies appointed more than five years



Life 5%
Excess & Surplus 3%
Personal Lines 25%
Commercial Lines 67%

Increase Value for Shareholders
Measured by Value Creation Ratio (VCR)



Target for the period 2013-2017: Annual VCR averaging 10% to 13%
19.7%
11.1%
6.0%
12.6%
16.1%
2009
2010
2011
2012
2013
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains (Losses)
VCR - Equity Portfolio Gains

Value Creation Focus



Value for shareholders
Combined ratio consistently within 95% to 100%
Premium growth above industry average
Investment income growth and equity portfolio total return

Three performance drivers

Strategic Competitive Advantages



Agent-Centered Model
Field Focus
Claims Service
Financial Strength
Ethical Behavior
Forbes 2014 AMERICA'S MOST TRUSTWORTHY FINANCIAL COMPANIES

Pricing Precision and Segmentation

- Potential effects on underwriting performance
  - Better results already demonstrated, always room to improve
  - Policy-by-policy, granular decisions that drive aggregate profit as more profitable policies are obtained and renewed
  - Meaningful agency discussions about underwriting decisions
- Continuous improvement in our segmentation
  - Reliance on data analytics and detailed underwriter knowledge
  - Loss control actions, input from physical inspections/other sources plus experienced underwriter judgment
  - Enhancing model reliability, more experience by model users, adding more robust measurements and monitoring

Segmentation Benefits

Better Mix of Business, Improved Profit Margins

Workers' compensation first-half 2014 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models



10%
0%
Average renewal price change
90%
80%
70%
Policy retention
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

Driving Premium Growth

- New agency appointments, expanding marketing and service capabilities
- On pace to reach $5 billion target in 2015



Direct written premiums (in billions)
Actual June 30, 2014 12 months ended
Projected Year 2015
Future Annual Growth Needed
Actual Growth in Net Written Premiums 1st Half 2014
Life
E&S
Personal
Commercial
$0.3
0.2
1.1
3.0
$0.3
0.2
1.2
3.3
Life 5% 4%
E&S 12% 25%
Personal 7% 8%
Commercial 8% 8%
Total
$4.5 billion
$5.0 billion

Steadily Increase Share of Agency Business



Market share per agency reporting location by year appointed
0.9%
5.4%
8.9%
17.6%
1 year or less
2-5 years
6-10 years
10 years or more

Based on 2013 standard market P&C agency written premiums
(Excludes excess and surplus lines)

CINCINNATI
FINANCIAL CORPORATION

Michael J. Sewell, CPA
Chief Financial Officer,
Senior Vice President and Treasurer

KBW Insurance Conference
September 4, 2014

Combined Ratio Reflects Improving Underwriting Profitability Trends

Combined ratio before catastrophe losses



5.3%
90.7%
4.2%
81.9%
3.1%
86.1%
3.4%
85.7%
5.4%
85.0%
Year 2011
Year 2012
Year 2013
YTD 6-13
YTD 6-14
Weather losses other than catastrophes (non-cat weather)
Before catastrophe and weather losses

Historic Averages Add Perspective to Weather Effects on Combined Ratio



Non-cat weather loss ratio
4.2%
5.2%
5.3%
2.3%
4.2%
Q1
Q2
Q3
Q4
Full-year
Catastrophe loss ratio
3.9%
12.7%
6.4%
1.5%
6.1%
Q1
Q2
Q3
Q4
Full-year

Ratios of incurred losses and loss expenses to earned premiums – Five year averages at year-end 2013

Invest for Income and Capital Appreciation



Portfolio mix as of 06-30-14
Common Stocks
35%
Bonds
65%
Common Stocks
18%
Bonds
82%
Industry*
Cincinnati
Investment income growth 1H14
4%
-3%
Cincinnati
Industry*

Source: SNL, statutory accounting basis (*Industry = U.S. Property Casualty excluding Cincinnati and Berkshire Hathaway)

Accident Year Trends

Profitable 2013 Underwriting Was Similar to a Decade Ago

Consolidated Property Casualty – Combined Ratios Before Catastrophe Losses
Current Accident Year Ratios Are Measured at 12 months


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
93%
89.2%
-4%
92%
87.4%
-5%
104%
94.3%
-10%
2013
2003-06 Average
2008-12 Average
Current accident year
Prior accident year development
Calendar year basis

- **Favorable reserve development for 25 consecutive years**
- **Year-end 2013 reserves carried at 61st percentile of actuarially estimated range**

Low Expense Ratio Vs. Peers

More Than 1 Point of Improvement in First-Half 2014


Noncommission Expense Ratio
21.3
20.8
18.9
18.1
17.6
16.6
16.4
15.9
14.8
14.1
Cincinnati
12.3
Commission Expense Ratio
Cincinnati
18.6
17.9
17.8
16.8
16.7
16.1
15.9
15.8
14.7
11.7
8.6
Total Underwriting Expense Ratio
39.1
35.0
34.8
33.5
33.0
31.9
31.3
Cincinnati
30.9
30.7
29.4
27.6

Source: SNL, year 2013 statutory accounting basis (Selected peers per 2014 Proxy Statement)

Why Invest in Cincinnati Financial

- Potential for stock price appreciation based on long-term potential growth of earnings and book value
- Clear strategy for profitable growth, proven record of execution
- History of increasing dividend, attractive current yield
- Solid capital position, high-quality balance sheet